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EXHIBIT 10.21

18 December 2001



PRIVATE & CONFIDENTIAL

Mr Nico Sciacovelli
Via Niccolini
N 75/3, 16166
Genova
Italy

Dear Nico

VARIATION TO YOUR SERVICE AGREEMENT

Pursuant to your Service Agreement dated 1 December 1999 and discussions with Cronos, I understand it has been agreed that clause 1.2.1 of your Service Agreement shall be deleted and the following new clause 1.2.1 inserted in its place:

         "The appointment commenced on 1 December 1999 and shall continue (subject to earlier termination as provided in this Agreement) until 30 November 2003 and thereafter shall continue until terminated by either party giving to the other not less than 3 months written notice".

I should be grateful if you would sign and return the attached copy of this letter confirming your acceptance to the above variation to your Service Agreement.

Yours sincerely

/s/ PETER J YOUNGER

Peter J Younger

Director
Cronos Containers S.r.L

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I confirm that I accept the above variation to my Service Agreement.

Signed   /s/ NICO SCIACOVELLI

         NICO SCIACOVELLI